UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

Hub Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27754	36-4007085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Hub Group Way
Oak Brook, Illinois 60523
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (630) 271-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HUBG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2023, Hub Group, Inc. (the “Company”) held the 2023 Annual Meeting at 10:00 a.m. at Hub Group Inc.’s Corporate Headquarters, located at 2001 Hub Group Way, Oak Brook, Illinois 60523. As of March 29, 2023, the record date for the 2023 Annual Meeting, there were 32,799,567 shares of Class A common stock and 574,903 shares of Class B common stock outstanding and entitled to vote. Each Class A share is entitled to one (1) vote and each Class B share is entitled to approximately eighty-four (84) votes. A quorum of stockholders, present in person or by proxy, representing 78,755,208 votes were present at the 2023 Annual Meeting. The final voting results of the 2023 Annual Meeting are set forth below. Each of these items is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 14, 2023.

Proposal One – Election of Directors

The Company’s stockholders elected each of the Company’s ten nominees for director to serve until their respective successors are duly elected and qualified, as set forth below:

NAME	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
David P. Yeager	64,295,081	13,672,808	787,319
Phillip D. Yeager	65,703,260	12,264,629	787,319
Peter B. McNitt	66,013,542	11,954,347	787,319
Mary H. Boosalis	64,568,020	13,399,869	787,319
Lisa Dykstra	66,013,465	11,954,424	787,319
Michael E. Flannery	65,976,986	11,990,903	787,319
James C. Kenny	66,022,702	11,945,187	787,319
Janell R. Ross	66,012,636	11,955,253	787,319
Martin P. Slark	63,535,013	14,432,876	787,319
Gary Yablon	66,016,703	11,951,186	787,319

Proposal Two – Advisory Vote to Approve Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of its named executive officers as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 14, 2023, as set forth below:

VOTES FOR	VOTES AGAINST	ABSENTATIONS	BROKER NON-VOTES
76,706,543	1,245,369	15,977	787,319

Proposal Three – Advisory Vote to on the Frequency of the Advisory Vote on Executive Compensation

The Company’s common stockholders approved, on an advisory basis, an annual advisory vote on executive compensation, as set forth below:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
74,929,689	4,137	3,019,150	14,913

The vote results show that a majority of the votes cast were cast in favor of conducting the advisory vote on executive compensation on an annual basis. In light of this vote, and consistent with the Company’s recommendation as described in its 2023 proxy statement, the Company’s Board of Directors has determined to implement an annual advisory vote on compensation for the named executive officers, until the next advisory vote on frequency is held (which must be conducted at least every 6 years).

Proposal Four– Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s common stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, as set forth below:

VOTES FOR	VOTES AGAINST	ABSENTATIONS	BROKER NON-VOTES
78,197,488	537,729	19,991	n/a

Proposal Five– Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation

The Company’s stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 14, 2023, as set forth below:

VOTES FOR	VOTES AGAINST	ABSENTATIONS	BROKER NON-VOTES
60,663,629	17,251,461	52,799	787,319

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HUB GROUP, INC.

Date: May 26, 2023	By:	/s/ Thomas P. LaFrance
Thomas P. LaFrance
Executive Vice President, General Counsel and Secretary